  Exhibit 99.1

FUSION ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE
BIRCH COMMUNICATIONS’ CLOUD AND BUSINESS SERVICES BUSINESS

Transaction expected to create one of the largest North American cloud services providers, with total pro forma annual revenue of approximately $575 million

Combination expected to significantly enhance Fusion’s innovative strategy as the single source for the cloud

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Fusion to acquire Birch’s Cloud and Business Services business, including its customers, operations and infrastructure

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Combined company is expected to have total pro forma annual revenue of approximately $575 million and more than $150 million in pro forma annual adjusted EBITDA, including anticipated cost synergies

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Transaction is expected to be significantly accretive to Fusion’s adjusted EBITDA immediately upon closing, generating positive free cash flow while dramatically reducing the company’s overall leverage ratio, with net debt expected to be less than 4.0x pro forma adjusted EBITDA

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Birch shareholders will exchange their equity position in Birch’s Cloud and Business Services business, valued at approximately $280 million, for common equity of the combined company

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All-stock transaction in which Birch shareholders will receive approximately 73 million common shares of Fusion valued at $3.85 per share, a premium of more than 200% versus the prior trading day’s closing price, representing approximately 5x the pro forma adjusted EBITDA of Birch’s Cloud and Business Services business including anticipated synergies

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Combined company will serve more than 150,000 business customers throughout the United States and Canada, and will have strong distribution through direct sales, inside sales and more than 800 distribution partners

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Significant opportunities for growth through cross-selling and upselling new services into the combined customer base

NEW YORK, NY -- August 28, 2017 -- Fusion (NASDAQ: FSNN), a leading cloud services provider, announced today that it has entered into a definitive agreement to acquire the Cloud and Business Services customers, operations and infrastructure of privately-held Birch Communications, which represents the majority of Birch’s current revenues. The transaction is expected to close by the end of 2017, subject to customary approvals and closing conditions.

The combination is expected to create one of the largest cloud services providers in North America, with more than 150,000 business customers and a 100% Internet Protocol-based network, including 30 data centers, 31,000 fiber route-miles of network, and metro fiber assets in 11 major markets. The combined customer base is expected to demonstrate strong fundamentals, with monthly recurring revenue comprising approximately 87% of total revenue. In addition, the combined company will have significant opportunities for growth by cross-selling and upselling to existing customers with a comprehensive suite of cloud and business services.

The acquisition will not include Birch’s legacy consumer and single-line business customers, which have lower profitability and average revenue per customer (ARPU) as well as higher churn rates.

The scale that this acquisition will bring to Fusion further accelerates the company’s single-source cloud strategy. By delivering its fully integrated cloud solutions over a single platform, Fusion is able to solve the increasingly complex challenges of migrating to the cloud. Fusion offers customers a more efficient integration of cloud services and provides greater control over the end-to-end user experience, thereby avoiding the “finger pointing” often encountered when using multiple service providers.

“This acquisition is a major milestone in Fusion’s targeted and disruptive strategy of becoming the leading single-source cloud services provider to business and enterprise customers,” said Matthew Rosen, Fusion’s Chief Executive Officer. “Customers increasingly demand an end-to-end experience that is reliable as well as efficient and innovative. Fusion is well positioned to provide these services having been first-to-market to pursue this strategy, and can now do so with increased scale and resources.”

Mr. Rosen continued, “This combination will immediately move Fusion into the top tier of cloud services providers and establishes a robust platform from which to pursue aggressive value enhancing initiatives through both organic growth and strategic acquisitions. By leveraging the significantly larger scale of Fusion following the acquisition, the company will gain new efficiencies and greater cash flows, which we believe will drive shareholder value. We also expect that the new Fusion will gain broader awareness among investors and analysts, along with expanded access to the capital markets, which will further support our compelling growth strategy.”

Vincent Oddo, Chief Executive Officer of Birch Equity Partners, said, “Matthew Rosen and his team have a unique and compelling strategy for addressing the challenges that so many businesses face when migrating to the cloud. Time and again, Fusion has demonstrated its ability to deliver innovative and integrated customer solutions, firmly establishing the company as the ideal partner for Birch. We are confident that the combination of our two companies will create significant value for our customers and all stakeholders.”

Mr. Oddo continued, “Our common vision for the future, commitment to service excellence and culture of innovation provide a great foundation for the integration of our teams and our ability to attract customers with compelling cloud-based solutions. We are excited to participate in Fusion’s ongoing success as shareholders in the combined company.”

Additional Transaction Details

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Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, Birch shareholders will receive, for all issued and outstanding shares of Birch common stock, the right to receive, in the aggregate, shares of Fusion common stock equal to three times the total number of issued and outstanding shares of Fusion common stock immediately prior to the merger (assuming conversion of all Fusion preferred stock into common stock and in-the-money warrants, but excluding current outstanding options), resulting in 25% pro forma ownership by Fusion shareholders and 75% pro forma ownership by Birch shareholders

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It is currently estimated that approximately 73 million common shares of Fusion will be issued in connection with this transaction, valued at $3.85 per share

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Fusion will assume Birch’s existing debt of approximately $458 million, which is expected to be refinanced along with Fusion’s existing debt

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Matthew Rosen, Chief Executive Officer of Fusion, will serve as CEO of the combined company and will assume the role of Chairman of the Board upon the close of the transaction

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Fusion and Birch shareholders will each appoint four directors to the combined company’s Board, with a ninth director to be nominated by Birch shareholders with Fusion’s prior approval

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The transaction contemplates over $20 million of cost synergies which are expected to be achieved within 12 months of closing

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The combined company expects that it will continue to be listed on the Nasdaq Capital Market and trade under the Fusion name and symbol (FSNN)

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All members of Fusion’s Board of Directors have signed a support agreement to vote their aggregate 10.5% interest in favor of the transaction

The transaction is subject to shareholder approvals and the satisfaction of certain closing conditions including the receipt of required regulatory and antitrust approvals and financing for the transaction, as well as other customary closing conditions.

Fusion is subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals. However, prior to the receipt of the necessary stockholder approval, such solicitation restrictions are subject to a customary “fiduciary out” provision that allows Fusion, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to alternative acquisition proposals if its Board of Directors determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative acquisition proposal either constitutes a superior proposal or is reasonably likely to result in a superior proposal and the failure to explore the alternative acquisition proposal would be inconsistent with the directors’ fiduciary duties pursuant to applicable law.

Advisors

Greenberg Traurig LLP is serving as M&A legal advisor and Kelley Drye & Warren LLP is serving as special regulatory counsel to Fusion. FTI Consulting is serving as financial advisor to Fusion and has rendered a fairness opinion to Fusion’s Board of Directors and its shareholders. Moelis & Co. is serving as financial advisor to Birch. Jones Day is serving as M&A legal advisor and Cahill Gordon & Reindell LLP is serving as special regulatory counsel to Birch.

Investor Call and Presentation Information

An investor presentation and pre-recorded comments from Fusion’s management regarding the transaction will be made available on August 28, 2017 at approximately 8:00 a.m. Eastern time. To access the pre-recorded comments and presentation, please use the following information:

By Phone:
Participant Toll-Free Dial-In Number:  (833) 652-5913
Participant International Dial-In Number:  (270) 823-1182
Confirmation code:  77161636

Via Webcast:
http://edge.media-server.com/m/p/qctk7z5i
Or visit Fusion’s Investor Relations website at ir.fusionconnect.com under “Events”

In addition, the investor presentation will be filed with the Securities and Exchange Commission (the “SEC”) on or before September 1, 2017, which can be viewed on the SEC’s website at www.sec.gov.

Forward Looking Statements

Statements in this press release that are not purely historical facts, including statements regarding Fusion’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the under the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and may sometimes be identified by the use of forward-looking terminology such as “may”, “might,” “will,” “should,” “could,” “predict,” “project,” “future,” “potential,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “expect”, “anticipate”, “intend”, “estimate” or “continue” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. These forward-looking statements, include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. Important risks regarding the Company’s business include the Company’s ability to raise additional capital to execute its comprehensive business strategy; the integration of businesses and assets following an acquisition; the Company’s ability to comply with covenants included in its senior debt agreements; competitors with broader product lines and greater resources; emergence into new markets; natural disasters, acts of war, terrorism or other events beyond the Company’s control; and other factors identified by Fusion from time to time in its filings with the Securities and Exchange Commission (“SEC”), which are available through www.sec.gov. However, the reader is cautioned that Fusion’s future performance could also be affected by risks and uncertainties not enumerated above. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement, the possibility that Fusion shareholders may not provide the required shareholder approvals, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Fusion’s common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Fusion and Birch to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, problems may raise in integrating the businesses of the companies which may result in the combined company operating less effectively and efficiently than anticipated, the combined company may not be able to achieve cost-cutting synergies or it may take longer than anticipated to achieve those synergies, there is no guarantee as to the trading price of the stock of the combined company and other factors. All such factors are difficult to predict and are beyond Fusion’s control. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Additional Information and Where to Find It

This communication relates to the proposed merger involving Fusion Telecommunications International, Inc. ("Fusion"), Fusion BCHI Acquisition LLC and Birch Communications Holdings, Inc. ("Birch"). In connection with the proposed merger, Fusion intends to file relevant materials with the SEC, including Fusion's proxy statement on Schedule 14A (the "Proxy Statement"). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Fusion may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF FUSION ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov and Fusion stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Fusion.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Fusion. However, Fusion and Birch and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Fusion in connection with the proposed merger. Information about the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Fusion in connection with the proposed transactions, including a description of their direct or indirect interest, by security holdings or otherwise, will be set forth in the proxy statement when it is filed by Fusion with the SEC. Information about the officers and directors of Fusion may be found in its proxy statement for Fusion’s 2016 Annual Meeting of stockholders, which was filed with the SEC on September 2, 2016, and in Fusion's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was originally filed with the SEC on March 21, 2017 and Amendment on April 11, 2017 and April 28, 2017.

About Fusion

Fusion, a leading provider of integrated cloud solutions to small, medium and large businesses, is the industry's single source for the cloud. Fusion's advanced, proprietary cloud service platform enables the integration of leading edge solutions in the cloud, including cloud communications, contact center, cloud connectivity, and cloud computing. Fusion's innovative, yet proven cloud solutions lower our customers' cost of ownership, and deliver new levels of security, flexibility, scalability, and speed of deployment. For more information, please visit www.fusionconnect.com.

About Birch

Birch Communications is a leading North American Cloud and Business Solutions Provider. For more than 20 years, Birch has been recognized as a provider that delivers cost-effective solutions for small and mid-sized businesses as well as an exceptional customer experience. Birch’s industry-leading IP-network and product portfolio are available across North America, and include: cloud communications, cloud connectivity and cloud computing. For more information, visit www.birch.com.

Investor Contacts:
Brian Coyne
212-201-2404
bcoyne@fusionconnect.com

Chris Tyson
MZ North America
(949) 491-8235
FSNN@mzgroup.us
www.mzgroup.us

Media Contacts:
For Fusion
Daniel Yunger / Daniel Del Re
KEKST
212.521.4800

For Birch
Michelle Ansley
770.874.4939
michelle.ansley@birch.com